[GRAPHIC OMITTED]



                                                                 [PHOTO OMITTED]
                                                                    CAESAR BRYAN



GABELLI GOLD FUND
ANNUAL REPORT - DECEMBER 31, 2001



TO OUR SHAREHOLDERS,

       The Gabelli Gold Fund (the "Fund") returned 26% in 2001 -- its best year since inception. Gold equities bottomed in November 2000 and share prices have gradually appreciated since then. The gold price hit its low during the first quarter of 2001 at just under $260 per ounce and finished the year at $279 per ounce. We expect further gains in 2002 as the consolidation in the gold industry continues and the gold price appreciates from its current level.

INVESTMENT PERFORMANCE

       For the fourth quarter ended December 31, 2001, the Fund's net asset value rose 4.67%. This compares with a return of 1.65% for the Lipper Gold Fund Average and a decline of 5.53% for the Philadelphia Gold & Silver ("XAU") Index of large North American gold companies, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 25.96% for 2001. The Lipper Gold Fund Average and the XAU Index rose 18.78% and 7.61%, respectively, over the same twelve-month period.

       For the three-year period ended December 31, 2001, the Fund's total return averaged 5.39% annually versus an average annual return of 1.50% for the Lipper Gold Fund Average and an average annual decline of 3.93% for the XAU Index, over the same period. For the five-year period ended December 31, 2001, the Fund's return declined 11.49% annually, versus average annual declines of 12.02% and 12.79% for the Lipper Gold Fund Average and the XAU Index, respectively. Since inception on July 11, 1994 through December 31, 2001, the Fund had a cumulative decline of 33.09%, which equates to an average annual decline of 5.23%.

OUR INVESTMENT OBJECTIVE

       The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

INVESTMENT RESULTS (a)

                                                                      Quarter
                                                 ---------------------------------------------------
                                                   1st          2nd              3rd           4th           Year
                                                   ---          ---              ---           ---
  2001:    Net Asset Value ...............       $4.88         $6.12           $6.33          $6.56          $6.56
           Total Return ..................       (7.2)%        25.4%            3.4%           4.7%          26.0%
---------------------------------------------------------------------------------------------------------------------
  2000:    Net Asset Value ...............       $5.19         $5.27           $5.04          $5.26          $5.26
           Total Return ..................      (16.7)%         1.5%           (4.4)%          4.4%         (15.6)%
---------------------------------------------------------------------------------------------------------------------
  1999:    Net Asset Value ...............       $5.45         $5.39           $6.74          $6.23          $6.23
           Total Return ..................       (3.7)%        (1.1)%          25.1%          (7.6)%         10.1%
---------------------------------------------------------------------------------------------------------------------
  1998:    Net Asset Value ...............       $6.63         $5.68           $6.17          $5.66          $5.66
           Total Return ..................       12.9%        (14.3)%           8.6%          (8.3)%         (3.6)%
---------------------------------------------------------------------------------------------------------------------
  1997:    Net Asset Value ...............      $11.83         $9.79           $9.17          $5.87          $5.87
           Total Return ..................       (4.0)%       (17.2)%          (6.3)%        (35.4)%        (51.9)%
---------------------------------------------------------------------------------------------------------------------
  1996:    Net Asset Value ...............      $14.00        $13.40          $13.46         $12.32         $12.32
           Total Return ..................       22.7%         (4.3)%           0.4%          (8.5)%          8.0%
---------------------------------------------------------------------------------------------------------------------
  1995:    Net Asset Value ...............      $11.00        $11.96          $12.27         $11.41         $11.41
           Total Return ..................       (0.6)%         8.7%            2.6%          (7.0)%          3.1%
---------------------------------------------------------------------------------------------------------------------
  1994:    Net Asset Value ...............         --            --           $12.37         $11.07         $11.07
           Total Return ..................         --            --            23.7%(b)      (10.5)%         10.7%(b)
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                 Average Annual Returns - December 31, 2001 (a)
                 ----------------------------------------------
  1 Year ..........................................      25.96%
  5 Year ..........................................    (11.49)%
  Life of Fund (b) ................................     (5.23)%
-----------------------------------------------------------------


                     Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 27, 2001            $0.065              $6.51
December 29, 1997            $0.058              $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------


OUR APPROACH

       We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GOLD FUND, THE LIPPER GOLD FUND AVERAGE AND
                      THE PHILADELPHIA GOLD & SILVER INDEX

                             [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                             Philadelphia Gold
           Gabelli Gold Fund     Lipper Gold Fund Average     & Silver Index
           -----------------     ------------------------    -----------------
7/11/94         10,000                   10,000                    10,000
 Dec-94         11,070                   10,040                     9,940
 Dec-95         11,413                    9,476                    10,948
 Dec-96         12,326                   10,189                    10,614
 Dec-97          5,926                    5,879                     6,745
 Dec-98          5,714                    5,237                     5,909
 Dec-99          6,289                    5,427                     6,291
 Dec-00          5,310                    4,489                     4,863
 Dec-01          6,688                    5,332                     5,233


*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.





                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

                             [GRAPHIC OMITTED]


                 North America                            50.9%
                 South Africa                             33.3%
                 Asia/Pacific Rim                         11.9%
                 Latin America                             3.4%
                 Europe                                     .5%



GLOBAL ALLOCATION

       The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

       We believe that current economic and financial conditions are supportive to higher gold prices. The economic slowdown has caused the Federal Reserve Board to lower interest rates to levels not seen in decades. Interest rates have fallen at a much faster rate than has the rate of inflation. This has resulted in a significant decline in "real" rates. Lower "real" rates tend to make cash deposits less attractive relative to gold, which, of course, pays no interest. Also low interest rates lessen the attractiveness of forward sales to the gold mining industry, which has the effect of reducing the supply of gold on the market. Indeed, gold companies appear to be reducing their hedging activities.

       One major surprise for many financial market participants has been the strength of the U.S. dollar. Ordinarily, with a weakening economy, a large trade deficit and sharply lower interest rates, the dollar could have been expected to decline. However, the opposite has occurred. This will tend to act as a drag on the U.S. economy in the near term. The gold price denominated in foreign currencies performed well last year. Take for example the price of gold in yen. In 2001, the yen price of gold rose by 17% compared with a rise of 2.4% in the dollar price of gold. Continuing difficulties in the Japanese banking sector has made gold an attractive alternative for the Japanese saver. We expect continued strong demand for gold from Japan where bank deposits yield virtually nothing. Looking forward, we anticipate that gold will appreciate against the U.S. dollar.

       Apart from the bankrupt Japanese banking system, there have been some important financial accidents closer to home. During the past two months, Argentina has effectively defaulted on over $130 billion of debt and Enron has entered Chapter 11. Usually financial shocks such as this result in the Federal Reserve adopting a looser monetary policy than would otherwise be the case. This, in turn, can help stock prices. But at what cost? Possibly a decline in the level of confidence of market participants in the monetary authorities. The performance of gold equities suggests that the market anticipates a higher gold price. 2002 may be the year that gold regains its luster.

INVESTMENT SCORECARD

       Normandy Mining was the Fund's best performing stock during the quarter appreciating by about 40%. As we mentioned in our previous shareholder letter, Anglogold had made a bid for the company. Their bid prompted Newmont Mining to enter the fray. It appears that Newmont will be successful, and as well as Normandy Mining, Newmont Mining is also bidding for Franco-Nevada. Following its three way merger Newmont Mining will become the world's premier gold stock and has undertaken to unwind Normandy Mining's extensive hedge position. Following the announcement of its bid for Franco-Nevada and Normandy Mining, Newmont Mining's share price fell by about 20%, making it one of the Fund's worst performers during the quarter. We believe that this is a temporary setback and presents a buying opportunity.

       The Fund's South African holdings did well. These stocks were helped by the weakness of the South African Rand, which improves their profitability as their output, gold, is priced in U.S. Dollars while most of their costs are paid in Rand. Impala Platinum rose by 27%, Harmony Gold by 20% and Anglogold by 13%. Other top performers included IAM Gold and Freeport McMoRan Copper and Gold, which appreciated by 23% and 22%, respectively. At the other end of the spectrum, Placer Dome declined by 15% and Barrick Resources fell by 8%. For the most part, in terms of performance the fourth quarter belonged to the South African and Australian producers.

       We can probably expect further corporate activity in the sector. Joint venture partners are likely to receive offers. This might include IAM Gold and Compania de Minas Buenaventura, who have Anglogold and Newmont Mining respectively as partners. Among the larger producers, Freeport McMoRan Copper and Gold remains, in our opinion, undervalued and the Fund has added to its position. Among the smaller companies with undeveloped assets, Brancote Holdings and Arizona Star will probably attract the attention of larger gold companies as the gold price appreciates.

LET'S TALK STOCKS

       The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2001.

AGNICO-EAGLE MINES LTD. (AEM - $9.87 - NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

ANGLOGOLD LTD.  (ANGJ.J - $35.18 - JOHANNESBURG  STOCK  EXCHANGE;  AU - $18.06 -
NYSE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Anglogold operates thirteen mines in South Africa in addition to Mali and Namibia. The company also gained exposure to the United States, Brazil and Argentina through a transaction with Minorco. Anglogold continues to strive to reduce costs and diversify mining risks to create wealth for its shareholders in a competitive environment.

BARRICK GOLD CORP. (ABX - $15.95 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FRANCO-NEVADA MINING CORP. (FN.TO - $14.75 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies after its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt. The company has recently agreed to be acquired by Newmont Mining (NEM - $19.11 - NYSE) in a three way deal including Normandy Mining (NMDMY - $0.93 - OTC).

GOLDCORP INC. (GA.TO - $12.09 - TORONTO STOCK EXCHANGE; GG - $12.17 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $4.79 - JOHANNESBURG STOCK EXCHANGE; GOLD - $4.84 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING LTD. (HARJ.J - $6.54 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $6.51 - NASDAQ) has graduated from a medium sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $46.89 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

MERIDIAN GOLD INC. (MDG - $10.33 - NYSE) is an exploration-focused gold producer. The company continues to grow its gold reserves and increase production through efforts such as the pending completion of its El Penon mine in Chile. The company's experienced management should continue to grow cash flow and earnings through discovery and development.

NEWMONT MINING CORP. (NEM - $19.11 - NYSE) is set to become the largest gold producer in North America. This will be achieved following the takeover of Franco-Nevada Mining (FN.TO - $14.75 - Toronto Stock Exchange) and Normandy Mining (NMDMY - $0.93 - OTC). On a stand-alone basis, Newmont produced 5.4 million ounces of gold at an average cost of $184 per ounce in 2001 and reported proven and probable reserves of 60 million ounces at year-end. Following the proposed acquisition, Newmont will have a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

MINIMUM INITIAL INVESTMENT - $1,000

       The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

       Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

       In  our  efforts  to  bring  our   shareholders   more  timely  portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                  WHEN
                          ---                  ----
       Special Chats:     Mario J. Gabelli     First Monday of each month
                          Howard Ward          First Tuesday of each month

       In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                           MARCH                            APRIL
                         --------                           -----                            -----
       1st Wednesday     Charles Minter & Martin Weiner     Henry van der Eb                 Susan Bryne
       2nd Wednesday     Ivan Arteaga                       Walter Walsh & Laura Linehan     Lynda Calkin
       3rd Wednesday     Tim O'Brien                        Tim O'Brien                      Caesar Bryan
       4th Wednesday     Barbara Marcin                     Barbara Marcin                   Barbara Marcin

       All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

       You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

       The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                       Sincerely,

                                       /s/ CAESAR BRYAN
                                       ----------------
                                       CAESAR BRYAN
                                       President and Portfolio Manager


February 6, 2002

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               DECEMBER 31, 2001
                               -----------------
          GoldCorp Inc.                         Franco-Nevada Mining Corp.
          Harmony Gold Mining Co. Ltd.          Impala Platinum Holdings Ltd.
          Barrick Gold Corp.                    IAM Gold
          Gold Fields Ltd.                      Meridian Gold Inc.
          Normandy Mining Ltd.                  Anglogold Ltd.
--------------------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
   SHARES                                                COST            VALUE
   ------                                                ----           ------
                COMMON STOCKS -- 99.8%
                METALS AND MINING -- 99.8%
                AUSTRALIA -- 11.9%
      145,125   Goldfields Ltd. ...............     $   139,725     $   185,719
    1,170,000   Lihir Gold Ltd.+ ..............         976,323         706,713
      970,000   Normandy Mining Ltd. ..........         760,869         898,722
      483,000   St. Barbara Mines Ltd.+ .......          52,045          51,921
                                                    -----------     -----------
                                                      1,928,962       1,843,075
                                                    -----------     -----------
                IRELAND -- 0.0%
      214,771   Glencar Explorations plc+ .....         140,524           5,470
                                                    -----------     -----------
                LATIN AMERICA -- 3.3%
       25,000   Compania de Minas
                  Buenaventura SA, ADR ........         417,540         518,250
                                                    -----------     -----------
                NORTH AMERICA -- 50.8%
       64,000   Agnico-Eagle Mines Ltd.,
                  New York ....................         505,490         631,680
      100,000   Arizona Star Resource Corp.+ ..          64,552          38,841
      400,000   Axmin Inc.+ ...................          62,892          80,187
       67,150   Barrick Gold Corp. ............         968,564       1,071,042
       60,189   Franco-Nevada Mining Corp. ....         735,490         887,905
       40,000   Freeport-McMoRan Copper
                  & Gold Inc., Cl. B+ .........         441,448         535,600
       43,000   Glamis Gold Ltd. ..............         137,082         155,163
       21,300   GoldCorp Inc., New York .......          97,285         259,221
       81,600   GoldCorp Inc., Toronto ........         442,318         986,606
      200,000   Golden Star Resources+(a) .....          98,000          98,000
       75,000   IAM Gold, New York+ ...........         211,775         192,750
      229,700   IAM Gold, Toronto+ ............         698,653         589,985
       10,000   Meridian Gold Inc.,
                  New York+ ...................          53,575         103,300
       65,000   Meridian Gold Inc., Toronto+ ..         235,425         665,775
      100,000   Moydow Mines
                  International Inc.+ .........          61,409          23,806
       37,575   Newmont Mining Corp. ..........         653,843         718,058
       53,000   Placer Dome Inc. ..............         639,966         578,230
       50,000   Repadre Capital Corp.+ ........          88,969         139,388
      150,000   River Gold Mines Ltd.+ ........         119,849         131,558
                                                    -----------     -----------
                                                      6,316,585       7,887,095
                                                    -----------     -----------
                SOUTH AFRICA -- 33.3%
       20,000   Anglo American Platinum
                  Corp. Ltd. ..................         546,692         744,978
        8,529   Anglogold Ltd. ................         575,717         300,062
       25,000   Anglogold Ltd., ADR ...........         403,700         451,500
       21,658   Ashanti Goldfields Ltd.+ ......           1,897          12,995
      175,000   Durban Roodepoort Deep Ltd.,
                  ADR+ ........................         201,247         241,500
      147,249   Gold Fields Ltd. ..............         657,486         705,864
       46,000   Gold Fields Ltd., ADR .........         283,276         222,640



                                                                        MARKET
   SHARES                                                COST            VALUE
   ------                                                ----           ------
      116,326   Harmony Gold Mining Co.
                  Ltd. ........................     $   586,014     $   761,284
       55,000   Harmony Gold Mining Co.
                  Ltd., ADR ...................         292,814         358,050
        18,000   Impala Platinum Holdings
                  Ltd., ADR ...................         217,625         843,954
      367,750   Northam Platinum Ltd. .........         452,320         519,664
                                                    -----------     -----------
                                                      4,218,788       5,162,491
                                                    -----------     -----------
                UNITED KINGDOM -- 0.5%
        40,000   Brancote Holdings plc+ .......          76,305          71,606
                                                    -----------     -----------
                TOTAL COMMON STOCKS ...........      13,098,704      15,487,987
                                                    -----------     -----------
                 WARRANTS -- 0.0%
                SOUTH AFRICA -- 0.0%
        23,630   Durban Roodepoort Deep Ltd.,
                   Ser. B+ ....................          54,682             394
                                                    -----------     -----------
                TOTAL
                   INVESTMENTS -- 99.8% .......     $13,153,386      15,488,381
                                                    ===========
                OTHER ASSETS AND
                   LIABILITIES (NET)-- 0.2% ...                          25,419
                                                                    -----------
                NET ASSETS -- 100.0% ..........                     $15,513,800
                                                                    ===========
  ----------------
                For Federal tax purposes:
                 Aggregate cost ...............                     $13,833,977
                                                                    ===========
                Gross unrealized appreciation .                     $ 2,978,885
                Gross unrealized depreciation .                      (1,324,481)
                                                                    -----------
                Net unrealized appreciation ...                     $ 1,654,404
                                                                    ===========
  ----------------
  (a)   Security fair valued under procedures established by the Board of
        Directors.
  +     Non-income producing security.
  ADR - American Depositary Receipt.


                                            % OF
                                           MARKET            MARKET
     GEOGRAPHIC DIVERSIFICATION             VALUE            VALUE
     --------------------------          ----------       -----------
     North America .................        50.9%         $ 7,887,096
     South Africa ..................        33.3%           5,162,885
     Asia/Pacific Rim ..............        11.9%           1,843,074
     Latin America .................         3.4%             518,250
     Europe ........................         0.5%              77,076
                                           ------         -----------
                                           100.0%         $15,488,381
                                           ======         ===========



                See accompanying notes to financial statements.

                            GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $13,153,386) ........  $  15,488,381
  Receivable for investments sold .................        193,021
  Receivable for Fund shares sold .................        138,160
  Dividends and interest receivable ...............          8,213
  Other assets ....................................            797
                                                     -------------
  TOTAL ASSETS ....................................     15,828,572
                                                     -------------
LIABILITIES:
  Payable for Fund shares redeemed ................         59,475
  Payable for investments advisory fees ...........         12,588
  Payable for distribution fees ...................          3,089
  Payable to custodian ............................        183,414
  Other accrued expenses ..........................         56,206
                                                     -------------
  TOTAL LIABILITIES ...............................        314,772
                                                     -------------
  NET ASSETS applicable to 2,365,638
    shares outstanding ............................  $  15,513,800
                                                     =============
NET ASSETS CONSIST OF:
  Shares of capital stock, at par value ...........  $       2,366
  Additional paid-in capital ......................     21,496,878
  Distribution in excess of net investment
    income ........................................        (22,906)
  Accumulated net realized loss on investments
    and foreign currency transactions .............     (8,297,457)
  Net unrealized appreciation on investments
    and foreign currency transactions .............      2,334,919
                                                     -------------
  TOTAL NET ASSETS ................................  $  15,513,800
                                                     =============
  NET ASSET VALUE, offering and redemption
    price per share ($15,513,800 (DIVIDE) 2,365,638
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ........          $6.56
                                                             =====



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $10,418) .....  $     499,660
  Interest ........................................          1,870
                                                     -------------
  TOTAL INVESTMENT INCOME .........................        501,530
                                                     -------------
EXPENSES:
  Investment advisory fees ........................        137,219
  Legal and audit fees ............................         39,583
  Shareholder communications expenses .............         36,624
  Distribution fees ...............................         34,305
  Shareholder services fees .......................         29,436
  Registration fees ...............................         26,770
  Custodian fees ..................................         11,826
  Directors' fees .................................         11,695
  Interest expense ................................          7,952
  Miscellaneous expenses ..........................          2,450
                                                     -------------
  TOTAL EXPENSES ..................................        337,860
                                                     -------------
  NET INVESTMENT INCOME ...........................        163,670
                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments and foreign
    currency transactions .........................       (581,860)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
    currency transactions .........................      3,459,722
                                                     -------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .........................      2,877,862
                                                     -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...............................  $   3,041,532
                                                     =============




STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED                YEAR ENDED
                                                                              DECEMBER 31, 2001         DECEMBER 31, 2000
                                                                              -----------------         -----------------
OPERATIONS:
   Net investment income (loss) ...........................................      $    163,670             $      (1,643)
   Net realized loss on investments and foreign currency transactions .....          (581,860)                 (505,320)
   Net change in unrealized appreciation (depreciation) on investments
      and foreign currency transactions ...................................         3,459,722                (1,740,424)
                                                                                 ------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         3,041,532                (2,247,387)
                                                                                 ------------             -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................................................          (155,430)                       --
                                                                                 ------------             -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................          (155,430)                       --
                                                                                 ------------             -------------
CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions ..          (701,317)                1,399,531
                                                                                 ------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..................................         2,184,785                  (847,856)
NET ASSETS:
   Beginning of period ....................................................        13,329,015                14,176,871
                                                                                 ------------             -------------
   End of period ..........................................................      $ 15,513,800             $  13,329,015
                                                                                 ============             =============



                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


For the year ended December 31, 2001, reclassifications were made to increase accumulated net investment loss for $7,616 and decrease accumulated net realized loss on investments and foreign currency transactions for $9,268 with an offsetting adjustment to additional paid-in capital.

For the fiscal year ended December 31, 2001, the tax character of distributions paid on a tax basis does not materially differ from accounting principles generally accepted in the United States.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Accumulated capital loss carryforwards ....      $(7,639,772)
          Net unrealized appreciation ...............        1,654,328
                                                         -------------
          Total accumulated loss ....................      $(5,985,444)
                                                         =============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $7,639,772. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; $2,197,979 is available through 2007; $544,166 is available through 2008; and $101,055 is available through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $34,305, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $5,105,386 and $5,439,395, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


The average daily amount of borrowings outstanding within the year ended December 31, 2001 was $46,745, with a related weighted average interest rate of 5.14%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $578,000.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                  YEAR ENDED                     YEAR ENDED
                                                               DECEMBER 31, 2001              DECEMBER 31, 2000
                                                           --------------------------      -------------------------
                                                             SHARES         AMOUNT           SHARES         AMOUNT
                                                           ----------    ------------      ----------   ------------
Shares sold .......................................         3,813,177    $ 22,699,896       3,573,120   $ 18,874,060
Shares issued upon reinvestment of dividends ......            23,358         152,060              --             --
Shares redeemed ...................................        (4,006,662)    (23,553,273)     (3,311,140)   (17,474,529)
                                                           ----------    ------------      ----------   ------------
     Net increase (decrease) ......................          (170,127)   $   (701,317)        261,980   $  1,399,531
                                                           ==========    ============      ==========   ============

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                                                                 YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                         2001            2000            1999          1998           1997
                                                         ----            ----            ----          ----           ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........    $  5.26       $    6.23       $     5.66    $     5.87     $    12.32
                                                      -------       ---------       ----------    ----------     ----------
   Net investment income/(loss) ..................       0.07(a)        (0.00)(a)(c)     (0.03)        (0.03)         (0.26)
   Net realized and unrealized gain/(loss)
      on investments .............................       1.30           (0.97)            0.60         (0.18)         (6.13)
                                                      -------       ---------       ----------    ----------     ----------
   Total from investment operations ..............       1.37           (0.97)            0.57         (0.21)         (6.39)
                                                      -------       ---------       ----------    ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................      (0.07)             --               --            --             --
   In excess of net investment income ............         --              --               --            --          (0.06)
                                                      -------       ---------       ----------    ----------     ----------
   Total distributions ...........................      (0.07)             --               --            --          (0.06)
                                                      -------       ---------       ----------    ----------     ----------
   NET ASSET VALUE, END OF PERIOD ................    $  6.56       $    5.26       $     6.23    $     5.66     $     5.87
                                                      =======       =========       ==========    ==========     ==========
   Total return+ .................................      26.0%         (15.6)%            10.1%        (3.6)%        (51.9)%
                                                      =======       =========       ==========    ==========     ==========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........    $15,514       $  13,329       $   14,177    $   11,276     $    8,097
   Ratio of net investment income/(loss)
      to average net assets ......................      1.19%         (0.01)%          (0.85)%       (1.82)%        (2.60)%
   Ratio of operating expenses to average
      net assets (b) .............................      2.46%           2.49%            2.38%         2.98%          3.24%
   Portfolio turnover rate .......................        37%             21%              52%           63%            27%

 --------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Based on average month-end shares outstanding.
(b) The Fund incurred interest expense during the years ended December 31, 2001, 2000, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.40%, 2.40%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.
(c) Amount represents less than $0.005 per share.


                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Directors of Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Gold Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /S/ ERNST & YOUNG LLP



New York, New York
February 8, 2002
--------------------------------------------------------------------------------

                  2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $.065 per share. For the fiscal year ended December 31, 2001, 4.49% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 0.74%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Gold Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

GABELLI GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Gold Fund, Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Gold Fund at One Corporate Center, Rye, NY 10580.

                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF      COMPLEX
    ADDRESS(1)              TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                SERVED(2)    DIRECTOR           DURING PAST FIVE YEARS                     HELD BY DIRECTOR
----------------         -----------  --------------       -----------------------                   --------------------
INTERESTED DIRECTORS(3):
------------------------
MARIO J. GABELLI         Since 1994        21       Chairman of the Board and Chief Executive       Director of Morgan Group
Director                                            Officer of Gabelli Asset Management Inc. and    Holdings, Inc. (transportation
Age: 59                                             Chief Investment Officer of Gabelli Funds,      services); Vice Chairman of
                                                    LLC and GAMCO Investors, Inc.;                  Lynch Corporation (diversified
                                                    Chairman and Chief Executive Officer of         manufacturing)
                                                    Lynch Interactive Corporation (multimedia
                                                    and services)

KARL OTTO POHL           Since 1994        30       Member of the Shareholder Committee of Sal      Director of Gabelli
Director                                            Oppenheim Jr. & Cie (private investment         Asset Management Inc.
Age: 72                                             bank); Former President of the                  (investment management);
                                                    Deutsche Bundesbank and Chairman of its         Chairman, Incentive Capital
                                                    Central Bank Council (1980-1991)                and Incentive Asset
                                                                                                    Management (Zurich);
                                                                                                    Director at Sal Oppenheim
                                                                                                    Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI           Since 1994         7       Chief Executive Officer of Cerutti Consultants, Director of Lynch
Director                                            Inc.; Former President and Chief Operating      Corporation
Age: 62                                             Officer of Stella D'oro Biscuit Company
                                                    (through 1992); Adviser, Iona College
                                                    School of Business

ANTHONY J. COLAVITA      Since 1994        32       President and Attorney at Law in the law firm         --
Director                                            of Anthony J. Colavita, P.C.
Age: 66

WERNER J. ROEDER, MD     Since 1994        26       Medical Director of Lawrence Hospital and             --
Director                                            practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS    Since 1994        17       Managing Director of BALMAC                     Director of Spinnaker
Director                                            International, Inc.                             Industries, Inc.
Age: 67

DANIEL K. ZUCCHI         Since 1994         1       President of Daniel E. Zucchi Associates;             --
Director                                            Formerly Senior Vice President
Age: 61                                             and Director of Consumer Marketing
                                                    of Hearst Magazine (through 1995)


1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

GABELLI GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF      COMPLEX
    ADDRESS(1)              TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                SERVED(2)    DIRECTOR           DURING PAST FIVE YEARS                     HELD BY DIRECTOR
----------------         -----------  --------------       -----------------------                   --------------------
OFFICERS:
---------
CAESAR BRYAN                Since 1994     --                 Senior Vice President of and Portfolio           --
President                                                     Manager with GAMCO Investors, Inc.
Age: 47                                                       and Gabelli Funds, LLC

BRUCE N. ALPERT             Since 1994     --                 Executive Vice President and Chief Operating     --
Vice President                                                Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                                 an officer of all mutual funds advised by
Age: 50                                                       Gabelli Funds, LLC and its affiliates.
                                                              Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE              Since 1995     --                 Vice President, General Counsel and Secretary    --
Secretary                                                     of Gabelli Asset Management Inc. since 1999
Age: 38                                                       and GAMCO Investors, Inc. since 1993; Secretary
                                                              of all mutual funds advised by Gabelli Advisers,
                                                              Inc. and Gabelli Funds, LLC


1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

      GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

      WHO ARE WE?
      The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

      WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

      If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

      o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

      o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

      WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

      We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

      WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

      We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS

VALUE ----------------------------------------
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)

                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective
is  capital   appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ------------------------------
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ----------------------------
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH --------------------------------------
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(MULTICLASS)                                    PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH -------------------------
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP -----------------------------------
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH


EQUITY INCOME -------------------------------
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ----------------------------
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
(MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR --------------------------------------
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE ----------------------
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  ----------------------------------
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH --------------------------
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME --------------------------------
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET ----------
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI


THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                            GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS
           Mario J. Gabelli, CFA                Werner J. Roeder, MD
           CHAIRMAN AND CHIEF                   MEDICAL DIRECTOR
           INVESTMENT OFFICER                   LAWRENCE HOSPITAL
           GABELLI ASSET MANAGEMENT INC.

           E. Val Cerutti                       Anthonie C. van Ekris
           CHIEF EXECUTIVE OFFICER              MANAGING DIRECTOR
           CERUTTI CONSULTANTS, INC.            BALMAC INTERNATIONAL, INC.

           Anthony J. Colavita                  Daniel E. Zucchi
           ATTORNEY-AT-LAW                      PRESIDENT
           ANTHONY J. COLAVITA, P.C.            DANIEL E. ZUCCHI ASSOCIATES

           Karl Otto Pohl
           FORMER PRESIDENT
           DEUTSCHE BUNDESBANK


                         OFFICERS AND PORTFOLIO MANAGER
           Caesar Bryan                      Bruce N. Alpert
           PRESIDENT AND                     VICE PRESIDENT
           PORTFOLIO MANAGER                 AND TREASURER

           James E. McKee
           SECRETARY


                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q401SR







                          [PHOTO OMITTED]
                          MARIO GABELLI PHOTO

GABELLI
GOLD
FUND,
INC.


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001